                                                               EXHIBIT 10.13.1

          The form of Indemnity Agreement filed as Exhibit 10.13 has been entered into between H. F. Ahmanson & Company and the following directors and executive officers of H. F. Ahmanson & Company as of the dates indicated:


                Name                                 Date
         -------------------                       --------
         Robert H. Ahmanson                        11/13/86
         William H. Ahmanson                       11/13/86
         Byron Allumbaugh                          03/24/87
         Anne-Drue Anderson                        09/28/93
         Richard M. Bressler                       01/27/87
         Lodwrick M. Cook                          11/13/86
         Robert M. De Kruif                        11/13/86
         Fredric J. Forster                        02/22/93
         George G. Gregory                         11/13/86
         David S. Hannah                           11/13/86
         George Miranda                            03/28/89
         Delia M. Reyes                            10/27/92
         Charles R. Rinehart                       12/01/89
         Elizabeth A. Sanders                      01/30/90
         Arthur W. Schmutz                         03/23/93
         William D. Schulte                        03/26/91
         Kevin M. Twomey                           07/06/93